UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018
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Olympic Steel, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-23320	34-1245650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5096 Richmond Road, Bedford Heights, Ohio	44146
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (216) 292-3800

________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   ⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02. Results of Operations and Financial Condition.

On May 3, 2018, Olympic Steel, Inc. issued a press release reporting its operating results for the first quarter of 2018 ended March 31, 2018. The press release is attached hereto as Exhibit 99.1.

The information included in this report, including exhibit 99.1, is furnished pursuant to Item 2.02 of Form 8-K, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Olympic Steel, Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

99.1 Press release dated May 3, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Olympic Steel, Inc.
(Registrant)

May 3, 2018	/s/ RICHARD T. MARABITO
(Date)	Richard T. Marabito
Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

99.1 Press Release dated May 3, 2018